                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

| | Preliminary Proxy Statement
| | Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Section 240.14a-12

                          STURM, RUGER & COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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| | Fee paid previously with preliminary materials:

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
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   May 4, 2004

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of STURM, RUGER & COMPANY, INC. (the "Company") will be held at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 on the 4th day of May, 2004 at 10:30 a.m. to consider and act upon the following:

1.    A proposal to elect seven (7) Directors to serve for the ensuing year;

2. A proposal to approve the appointment of KPMG LLP as the Company's independent auditors for the 2004 fiscal year; and

3. Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Only holders of record of Common Stock at the close of business on March 5, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days prior to the Annual Meeting, at the Company's offices located at 411 Sunapee Street, Newport, New Hampshire 03773.

      The Company's Proxy Statement is attached hereto.

                                              By Order of the Board of Directors


                                              -----------------------------
                                              Leslie M. Gasper
                                              Corporate Secretary

Southport, Connecticut
March 15, 2004

      All Stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please date, mark and sign the enclosed form of Proxy and return it to Computershare Investor Services LLC, P.O. Box 2000, Bedford Park, Illinois 60499-9910. A postage-paid envelope is enclosed for your convenience.

                                TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
Proxy Solicitation and Voting Information                                                       1
Proposal No. 1:  Election of Directors                                                          2
The Board of Directors and Its Committees                                                       5
Compensation Committee Report on Executive Compensation                                        11
Compensation Committee Interlocks and Insider Participation                                    12
Executive Compensation Summary Compensation Table                                              13
Option/SAR Grants in Last Fiscal Year                                                          15
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values      16
Pension Plan Table                                                                             17
Supplemental Executive Retirement Plan Table                                                   18
Comparison of Five-Year Cumulative Total Return                                                20
Principal Stockholders                                                                         21
Security Ownership of Management                                                               23
Section 16(a) Beneficial Ownership Reporting Compliance                                        24
Certain Relationships and Related Transactions                                                 24
Report of the Audit Committee                                                                  25
Proposal No. 2:  Approval of Independent Auditors                                              26
Shareholder Proposals and Nominations for 2005                                                 27
Other Matters                                                                                  27
Exhibit A - Corporate Board Governance Guidelines                                             A-1
Exhibit B - Audit Committee Charter                                                           B-1
Exhibit C - Compensation Committee Charter                                                    C-1
Exhibit D - Nominating and Corporate Governance Committee Charter                             D-1
Exhibit E - Code of Business Conduct and Ethics                                               E-1

                                                                  March 15, 2004

STURM, RUGER & COMPANY, INC.
LACEY PLACE, SOUTHPORT, CONNECTICUT  06890
PROXY STATEMENT
2004 ANNUAL MEETING OF THE STOCKHOLDERS

                    PROXY SOLICITATION AND VOTING INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sturm, Ruger & Company, Inc. (the "Company") for use at the 2004 Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 10:30 a.m. on May 4, 2004 at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 or at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are first being sent to stockholders on or about March 15, 2004.

      The mailing address of the principal executive office of the Company is Lacey Place, Southport, Connecticut 06890.

      If the enclosed proxy is signed and returned, it will be voted in accordance with its terms. However, a stockholder of record may revoke his or her proxy before it is exercised by (i) giving written notice to the Company's Secretary at the Company's address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company's Secretary at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy). All expenses in connection with the solicitation of these proxies, which are estimated to be $75,000, will be borne by the Company.

      The Annual Report of the Company for the year ended December 31, 2003, including financial statements, is enclosed herewith.

      Only holders of Common Stock, $1.00 par value, of the Company (the "Common Stock") of record at the close of business on March 5, 2004 will be entitled to vote at the Meeting. Each holder of record of the issued and outstanding shares of voting Common Stock is entitled to one vote per share. As of March 5, 2004, 26,910,720 shares of Common Stock were issued and outstanding and there were no outstanding shares of any other class of stock. The stockholders holding a majority of the issued and outstanding Common Stock, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. In accordance with the Company's by-laws and applicable law, the election of Directors will be determined by a plurality of the votes cast by the holders of shares present in person or by proxy and entitled to vote. Consequently, the seven nominees who receive the greatest number of votes cast for election as Directors will be elected. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-votes") will be counted as being present at the Meeting. However, these shares will not be counted as voting on the election of Directors, with the result that such abstentions and broker non-votes will have the same effect as votes against the election of Directors. The affirmative vote of shares representing a majority of the shares present and entitled to vote is required to approve the other proposal to be voted on at the Meeting. Shares which are voted to abstain on these matters and broker non-votes will be considered present at the Meeting but will not be counted as voting for these matters, with the result that abstention and broker non-votes will have the same effect as votes against the proposal.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      On May 6, 2003, the Board amended the Company's By-Laws to reduce the number of Directors to seven. All of the seven Directors will be elected at the Meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and has qualified.

      All of the seven nominees for Director listed below were elected at the last Annual Meeting. If no contrary instructions are indicated, proxies will be voted for the election of the nominees for Director. Should any of the said nominees for Director not remain a candidate at the time of the Meeting (a condition which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees for Director selected by management of the Company. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of Directors.

      The following table sets forth certain information concerning each nominee's age, business experience, other directorships in publicly-held corporations and the number and percentage of shares of Common Stock of the Company beneficially owned by such nominee as of January 15, 2004.

                                           BUSINESS EXPERIENCE                 FIRST         SHARES        PERCENT
                                     DURING THE PAST FIVE YEARS AND           BECAME A    BENEFICIALLY        OF
        NAME             AGE               OTHER DIRECTORSHIPS                DIRECTOR        OWNED          CLASS
        ----             ---               -------------------                --------        -----          -----
William B. Ruger, Jr.     64    Chairman of the Board of Directors and         March,      5,322,000 (1)     19.59%
                                Chief Executive Officer as of October 24,       1970
                                2000. Prior thereto, Vice Chairman, Senior
                                Executive Officer from July 18, 1995, and
                                President and Chief Operating Officer from
                                March 1, 1998. Governor, Sporting Arms &
                                Ammunition Manufacturers' Institute,
                                Trustee, St. Paul's School, the Salisbury
                                School, the Wildlife Management Institute,
                                and the Cody Firearms Museum of the
                                Buffalo Bill Memorial Association.

                                                   BUSINESS EXPERIENCE                 FIRST         SHARES        PERCENT
                                             DURING THE PAST FIVE YEARS AND           BECAME A    BENEFICIALLY        OF
        NAME                     AGE               OTHER DIRECTORSHIPS                DIRECTOR        OWNED          CLASS
        ----                     ---               -------------------                --------        -----          -----
Stephen L. Sanetti               54    Vice Chairman, President, Chief Operating        March,      232,000 (2)        *
                                       Officer and General Counsel as of May 6,          1998
                                       2003.  Prior thereto, Senior Executive Vice
                                       President and General Counsel from October
                                       24, 2000.  Prior thereto, Vice President
                                       and General Counsel from March 11, 1993.
                                       Governor, National Shooting Sports
                                       Foundation and Hunting & Shooting Sports
                                       Heritage Foundation. Director, Product
                                       Liability Advisory Council from 1988 to
                                       2002.  Trustee, Friends of Boothe Park.

John M. Kingsley, Jr.            72    Director, Neurological Institute of New          April,       24,160 (3)        *
                                       Jersey and former Trustee, Brundge, Story         1972
                                       and Rose Investment Trust.  Retired as
                                       Executive Vice President of the Company on
                                       December 31, 1996.

Townsend Hornor                  77    Director and Audit Committee member,             April,       23,200 (4)        *
                                       Nickerson Lumber Company.  Chairman, The          1972
                                       National Marine Life Center.  Former Senior
                                       Securities Analyst member of Boston and New
                                       York Societies of Securities Analysts.
                                       First Vice President and general partner of
                                       White Weld & Co., (investment bankers) 1952
                                       to 1978.  Former Director and Audit
                                       Committee member, Kollmorgen Corp.  Former
                                       Director, Simon & Schuster, Ealing Corp.,
                                       and Endevco Corp. Trustee or director of
                                       various charitable organizations.

Richard T. Cunniff               81    Vice Chairman and Director of the Sequoia       December,     45,500 (5)        *
                                       Fund, an investment company registered            1986
                                       under the Investment Company Act of 1940.
                                       Vice Chairman and Principal of Ruane,
                                       Cunniff & Co., Inc., an investment advisor
                                       under the Investment Advisers Act of 1940.

Paul X. Kelley                   75    Chairman, American Battle Monuments              April,       22,000 (6)        *
                                       Commission (independent agency of the             1990
                                       Executive Branch of the Federal
                                       government.) Commandant of the United
                                       States Marine Corps and member of the
                                       Joint Chiefs of Staff from 1983 to 1987.
                                       Partner, J.F. Lehman & Company (private
                                       investments). Former Vice Chairman,
                                       Cassidy & Associates, Inc. (government
                                       relations). Director, London Life
                                       Reinsurance Company (reinsurance), Saul
                                       Centers, Inc. (real estate investment
                                       trust), OAO Technology Solutions, Inc.
                                       (software development) and former
                                       Director, United Industrial Corporation
                                       (manufacturing).

James E. Service                 73    Consultant, Invesmart (investment                 July,       21,000 (7)        *
                                       management).  Commander, United States            1992
                                       Naval Air Force, Pacific Fleet, from 1985
                                       to 1987.  Director of Wood River Medical
                                       Center, Ketchum, Idaho from 1992 to 1996.

* Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

--------------------

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc. is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of the William B. Ruger Revocable Trust of 1988. Ruger Management, Inc. is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 250,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 1998 Stock Incentive Plan.

(2) Includes 32,000 shares of Common Stock held directly by Mr. Sanetti. Also includes 200,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 1998 Stock Incentive Plan.

(3) Includes 4,160 shares of Common Stock held directly by Mr. Kingsley. Also includes 20,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 2001 Stock Option Plan for Non-Employee Directors.

(4) Includes 3,200 shares of Common Stock held directly by Mr. Hornor. Also includes 20,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 2001 Stock Option Plan for Non-Employee Directors.

(5) Includes 25,500 shares of Common Stock held directly by Mr. Cunniff. Also includes 20,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 2001 Stock Option Plan for Non-Employee Directors. Does not include 25,500 shares of Common Stock owned by Mr. Cunniff's wife as to which Mr. Cunniff disclaims beneficial ownership. Mr. Cunniff is the Vice Chairman, a director and a principal stockholder of Ruane, Cunniff & Co., Inc., which manages discretionary accounts and which holds 80,244 shares of Common Stock. The firm of Ruane, Cunniff & Co., Inc. is able to direct the sale or disposition of the 80,244 shares; however, 1,800 shares may be voted by Ruane, Cunniff & Co., Inc. and 78,444 shares may be voted only by their beneficial owners. Mr. Cunniff disclaims beneficial ownership of such 80,244 shares.

(6) Includes 1,200 shares of Common Stock held directly by General Kelley and 800 shares held in joint tenancy by General Kelley and his wife. Also includes 20,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 2001 Stock Option Plan for Non-Employee Directors.

(7) Includes 1,000 shares of Common Stock held directly by Admiral Service. Also includes 20,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 2001 Stock Option Plan for Non-Employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

                 THE BOARD OF DIRECTORS AND ITS COMMITTEES

GENERAL

      The Board of Directors is committed to good business practice, transparency in financial reporting and the highest level of corporate governance. To that end, over the course of the last several months, the Board of Directors has reviewed the Company's governance policies and practices against the practices of other public companies, specialists in corporate governance, the legal requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission (the "SEC"), Delaware law (the state in which the Company is incorporated) and the new listing standards of the New York Stock Exchange, Inc. ("NYSE"). As a result of this review, the Board of Directors has, among other things:

      -     Adopted a revised charter for the Audit Committee;

      -     Adopted a charter for the Compensation Committee;

      - Established and adopted a charter for the Nominating and Corporate Governance Committee;

      -     Adopted a Code of Business Conduct and Ethics; and

      -     Adopted Corporate Board Governance Guidelines.

CORPORATE BOARD GOVERNANCE GUIDELINES

      These recent measures and the Company's corporate governance practices are now embodied in the Corporate Board Governance Guidelines, adopted by the Board of Directors on October 23, 2003. A copy of the Corporate Board Governance Guidelines is attached to this annual Proxy Statement as Exhibit A and is posted on the Company's website at www.ruger.com.

BOARD OF DIRECTORS

      The Company's business and affairs are under the direction of the Board of Directors of the Company pursuant to the General Corporation Law of the State of Delaware as in effect from time to time and the Company's By-Laws. Members of the Board of Directors are kept informed of the Company's affairs through discussions with the Company's executive officers, by careful review of materials provided to them and by participating in meetings of the Board of Directors and the committees of the Board of Directors.

      The Board of Directors held four meetings during 2003. All Directors attended all meetings of the Board of Directors as well as the Annual Meeting of Stockholders held on May 6, 2003. It is the policy of the Company that attendance at all meetings of the Board of Directors and the Annual Meeting of the Stockholders of the Company is expected of all Directors, unless the Director has been previously excused by the Chairman of the Board for good cause.

DIRECTOR COMPENSATION

      The Board of Directors believes that compensation for our independent directors should be a combination of cash and equity-based compensation.

      During 2003, the Company paid each Director who was not also an officer of the Company $20,000 in annual fees for services as a member of the Board of Directors. Each Director who was also an officer received $6,000 in annual fees.

      During 2003, each Director who was not also an officer of the Company received an attendance fee of $1,500 per meeting, and each Director who was also an officer received an attendance fee of $500 per meeting. All Directors were reimbursed for out-of-pocket expenses related to attendance at meetings, and each Director who was not also an officer of the Company and was a member of any of the committees of the Board received $1,000 for each committee meeting attended.

      On January 22, 2004, in recognition of their continuing time commitments, the Board of Directors approved new attendance fees for 2004 for each Director who is not also an officer of the Company and is a member of any of the committees of the Board. Such Directors are to receive $1,500 for each committee meeting attended, and any chairman of such committee is to receive $2,000 for each committee meeting attended.

      On January 5, 2001, each current non-employee member of the Board was granted a non-qualified stock option to purchase 20,000 shares of Common Stock at an exercise price of $9.875 per share under the 2001 Stock Option Plan for Non-Employee Directors, which was approved by the stockholders of the Company on May 3, 2001. These options vest and become exercisable in four equal annual installments of 25% of the total number of options awarded, beginning on the date of grant and on each of the next succeeding three anniversaries thereafter.

      Stanley B. Terhune, a former Director and Vice President of the Company who retired as a Director on May 6, 2003, served as a consultant to the Company during 2003. For his services in this capacity, Mr. Terhune received $100 per hour until May 6, 2003, at which time his consulting fees were changed to $6,000 per month. During 2003, Mr. Terhune received a total of $63,150 for his service as a consultant to the Company.

AUDIT COMMITTEE

      In 2003, the members of the Audit Committee of the Board of Directors were Townsend Hornor, Richard T. Cunniff and General Paul X. Kelley. Mr. Hornor served as Chairman. The Board of Directors has affirmatively determined that none of Messrs. Hornor, Cunniff and Kelley has a material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. Each of Messrs. Hornor, Cunniff and Kelley are "independent" for such purposes under the rules of the NYSE, including Rules 303A thereof and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act" ). All members of the Audit Committee have a working familiarity with basic finance and accounting practices as contemplated by NYSE listing standards. In addition, the Company has determined that Mr. Hornor is an "audit committee financial expert" as defined by SEC rules and regulations.

      The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility with respect to its oversight of: (i) the quality and integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditors. In addition, the Committee shall prepare the report required by SEC rules to be included in the Company's annual proxy statement.

      The Audit Committee is governed by a written charter that was adopted by the Board of Directors on October 23, 2003. A copy of the Audit Committee charter is attached hereto as Exhibit B and is posted on the Company's website at www.ruger.com.

      The Audit Committee held seven meetings during 2003. In addition to out-of-pocket expenses related to attendance at meetings, Mr. Hornor received $7,000, General Kelley received $6,000, and Mr. Cunniff received $5,000 for services rendered on the Audit Committee in 2003. Mr. Hornor attended all meetings, General Kelley attended six meetings, and Mr. Cunniff attended five meetings of the Audit Committee in fiscal 2003.

      The annual Report of the Audit Committee is included in this Proxy Statement.

COMPENSATION COMMITTEE

      In 2003, the members of the Compensation Committee of the Board of Directors were Admiral James E. Service, Richard T. Cunniff and General Paul X. Kelley. Admiral Service succeeded General Kelley as Committee Chairman on May 6, 2003. The Board of Directors has affirmatively determined that none of Messrs. Service, Cunniff and Kelley has a material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. Each of Messrs. Service, Cunniff and Kelley are "independent" for such purposes under the rules of the NYSE, including Rule 303A thereof.

      The purposes of the Compensation Committee are (i) discharging the responsibilities of the Board of Directors with respect to the compensation of the Chief Executive Officer of the Company, the other executive officers of the Company and members of the Board of Directors, and under the Company's incentive and equity-based plans and (ii) producing an annual report on executive compensation to be included in the Company's annual proxy statement, in accordance with the rules and regulations of the NYSE and the SEC, and any other applicable rules or regulations.

      The Compensation Committee is governed by a written charter that was adopted by the Board of Directors on January 22, 2004. A copy of the Compensation Committee charter is attached hereto as Exhibit C and is posted on the Company's website at www.ruger.com.

      The Compensation Committee held one meeting during 2003. In addition to out-of-pocket expenses related to attendance at meetings, Messrs. Service, Cunniff and Kelley each received $1,000 for services rendered on the Compensation Committee in 2003. All Directors who served on the Compensation Committee in fiscal 2003 attended all meetings of the Compensation Committee in fiscal 2003.

      The annual Compensation Committee Report on Executive Compensation is included in this Proxy Statement.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

      On October 23, 2003, the Board of Directors created the Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee appointed to the committee were General Paul X. Kelley, Townsend Hornor and Admiral James E. Service. General Kelley was appointed as Committee Chairman. The Board of Directors has affirmatively determined that none of Messrs. Kelley, Hornor and Service has a material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. Each of Messrs. Kelley, Hornor and Service are "independent" for such purposes under the rules of the NYSE, including Rule 303A thereof.

      The Nominating and Corporate Governance Committee is responsible to the Board of Directors for identifying, vetting and nominating potential Directors and establishing, maintaining and supervising the corporate governance program. Some of these responsibilities are discussed in more detail below.

      The Nominating and Corporate Governance Committee is governed by a written charter that was adopted by the Board of Directors on October 23, 2003. The Nominating and Corporate Governance Committee charter is attached hereto as Exhibit D and is posted on the Company's website at www.ruger.com.

      The Nominating and Corporate Governance Committee did not formally meet during 2003.

      The Nominating and Corporate Governance Committee's responsibilities under its charter include the establishment of the Company's criteria for the selection of new directors. The criteria is to include, among other things, career specialization, technical skills, strength of character, independent thought, practical wisdom, mature judgment, gender, and ethnic diversity. However, the Nominating and Corporate Governance Committee has not yet adopted any specific or minimum qualifications as part of its selection criteria for directors, although it will consider any such qualifications as required by law or applicable rule or regulation, and it will consider questions of independence and conflicts of interest. In addition, the following characteristics and abilities, as excerpted from the Company's Corporate Board Governance Guidelines, will be important considerations of the Nominating and Corporate Governance Committee:

      - personal and professional ethics, strength of character, integrity, and values;

      - success in dealing with complex problems or have obtained and excelled in a position of leadership;

      - sufficient education, experience, intelligence, independence, fairness, reasoning ability, practicality, wisdom, and vision to exercise sound and mature judgment;

      - stature and capability to represent the Company before the public and the shareholders;

      - the personality, confidence, and independence to undertake full and frank discussion of the Company's business assumptions;

      - willingness to learn the business of the Company, to understand all Company policies, and to make themselves aware of the Company's finances; and

      - willingness at all times to execute their independent business judgment in the conduct of all Company matters.

      The charter also grants the Nominating and Corporate Governance Committee the responsibility to identify and meet individuals believed to be qualified to serve on the Board and recommend that the Board select candidates for directorships. The Nominating and Corporate Governance Committee's process for identifying and evaluating nominees for director, as set forth in the charter, includes inquiries into the backgrounds and qualifications of candidates. These inquires include studies by the Nominating and Corporate Governance Committee and may also include the retention of a professional search firm to be used to assist it in identifying or evaluating candidates. It has not retained any such firm to date.

      The Nominating and Corporate Governance Committee has a written policy which states that it will consider director candidates recommended by shareholders. There is no difference in the manner in which the Nominating and Corporate Governance Committee will evaluate nominees recommended by shareholders and the manner in which it evaluates candidates recommended by other sources. Any shareholder interested in recommending a candidate for consideration should send information relating to such shareholder's ownership of Common Stock of the Company, the biographical information about the candidate as set forth under Proposal No. 1 of this Proxy Statement, a statement of the qualifications of the candidate and at least three business references, to the Corporate Secretary, Sturm, Ruger & Company, Inc., 1 Lacey Place, Southport, CT 06890. The Corporate Secretary will accept such recommendations and forward them to the Chairman of the Nominating and Corporate Governance Committee. In order to be considered for inclusion by the Nominating and Corporate Governance Committee as a candidate at the Company's next Annual Meeting of Stockholders, shareholder recommendations for Director candidates must be received by the Company on or before November 15, 2004.

      The Company has not rejected any director candidates put forward by a shareholder or group of shareholders who beneficially owned more than 5 percent of the Company's common stock for at least one year prior to the date of the recommendation.

SHAREHOLDER COMMUNICATIONS

      The Board of Directors has adopted a method by which shareholders can send communications to the Board of Directors. Shareholders may communicate in writing any questions or other communications to the Board of Directors by contacting the Corporate Secretary at Sturm, Ruger Headquarters, 1 Lacey Place, Southport, CT 06890; or by telephone at (203) 259-7843; or by fax at (203) 256-3367; or by use of the Company's corporate communications "hotline" at 1-800-826-6762. The "hotline" is monitored 24 hours a day, 7 days a week. Shareholders may also communicate in writing any questions or other communications to the non-management directors of the Board of Directors, in the same manner.

CODE OF BUSINESS CONDUCT AND ETHICS

      On May 6, 2003, the Board of Directors of Sturm, Ruger & Company, Inc. adopted a "Code of Business Conduct and Ethics" as part of the Company's Corporate Compliance Program, which governs the obligation of all employees, executive officers and directors of the Company to conform their business conduct to be in compliance with all applicable laws and regulations, among other things. The Code of Business Conduct and Ethics is included in this annual Proxy Statement as Exhibit E and is posted on the Company's website at www.ruger.com.

NON-MANAGEMENT DIRECTORS

      The non-management directors of the Board of Directors have been meeting regularly in executive sessions since October 24, 2002, at which time they selected Mr. Townsend Hornor to be the presiding director for the executive session meetings until the executive session to be held in concurrence with the organizational meeting of the Board of Directors held after the Annual Meeting to be held on May 4, 2004. Beginning on such date, a new presiding director will be chosen annually at the first executive session held in concurrence with the organizational meeting of the Board of Directors held after each Annual Meeting of the Company, and will serve for a one year term. The director who is the most senior director, based on the number of years of service as a director of the Company, and who has not previously served as presiding director of the executive sessions, will be chosen to be the presiding director. The presiding director presides at all executive session meetings. The presiding director will also be looked upon to act as an intermediary between the non-management directors and management of the Company when special circumstances exist or communication out of the ordinary course is necessary.

                          COMPENSATION COMMITTEE
                    REPORT ON EXECUTIVE COMPENSATION *

Overall Policy

      The Company's executive compensation program is designed to reflect both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company's overall compensation strategy in an attempt to relate executive compensation appropriately to the Company's overall growth and success and to the executive's duties and demonstrated abilities. The objectives of this strategy are to attract and retain the best possible executives, to motivate these executives to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results. The Compensation Committee and the Board of Directors as a whole have ultimate responsibility for executive compensation.

      These reviews permit an ongoing evaluation of the relationship between the size and scope of the Company's operations, its performance and its executive compensation. The Compensation Committee also considers the legal and tax effect (including, without limitation, the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company and its executive officers.

      The Compensation Committee determines the compensation of the Company's executive officers, including the individuals whose compensation is detailed in this proxy statement. The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options, as discussed below.

Base Salaries

      Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience of the individual. Salary adjustments are determined by evaluating on an individual basis new responsibilities of the executive's position, changes in the scope of the operations managed, the performance of such operations, the performance of the executive in the position and annual increases in the cost of living.

Annual Bonus

      The Company's executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company. In determining annual bonuses, the Compensation Committee considers the views of the Chief Executive Officer and discusses with him the appropriate bonuses for all officers.

-----------
* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Exchange Act (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

Stock Options

      Under the Company's 1998 Stock Incentive Plan, stock options may be granted to the Company's executive officers. The Compensation Committee sets guidelines for the size of stock option awards based on factors similar to those used to determine base salaries and annual bonuses. Stock options are designed to align the interests of executives with those of the stockholders.

      Under the 1998 Stock Incentive Plan, stock options are typically granted with an exercise price equal to the market price of the Company's common stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over time.

Chief Executive Officer's Compensation

      Following William B. Ruger, Jr.'s appointment as Chief Executive Officer on October 24, 2000, the Compensation Committee reviewed Mr. Ruger, Jr.'s compensation as well as the compensation of the Company's other executive officers who had been assigned positions of increased responsibility. Based on the Committee's recommendations as a result of this review, the Board of Directors approved an increase to William B. Ruger, Jr.'s base salary from $225,000 per year to $400,000. Mr. Ruger, Jr.'s base salary has not increased since October 24, 2000. Prior thereto, Mr. Ruger, Jr.'s base salary had not increased since January 1, 1998.

Conclusion

      Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                                       COMPENSATION COMMITTEE


                                       James E. Service, Committee Chairman
                                       Richard T. Cunniff
                                       Paul X. Kelley

January 19, 2004

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

      The members of the Compensation Committee of the Company's Board of Directors for the year 2003 were those named above in the Compensation Committee Report on Executive Compensation. No member of the Committee was at any time during the year 2003 or at any other time an officer or employee of the Company. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

      The following table sets forth certain information with respect to the compensation for calendar years 2003, 2002 and 2001 for the Company's Chief Executive Officer and the other individuals who served as executive officers of the Company during 2003.

                                                              ANNUAL COMPENSATION                               LONG TERM
                                                              -------------------                               ---------
                                                                                                              COMPENSATION
                                                                                                              ------------
                                                                                                OTHER              ALL
                                                                                                ANNUAL            OTHER
                                                                                                COMPEN            COMPEN-
NAME AND                                                     SALARY (1)          BONUS        -SATION (2)   SATION (3), (4), (5)
PRINCIPAL POSITION                              YEAR              $                $                $                $
------------------                              ----         ----------         -------       -----------   --------------------
William B. Ruger, Jr. -                         2003          $408,000          $15,000          $22,310          $ 60,792
   Chairman of the Board of Directors           2002           408,500           39,500           22,310            60,792
   and Chief Executive Officer                  2001           408,000           52,000           25,657            60,792

Stephen L. Sanetti -
   Vice Chairman of the Board of
   Directors, President, Chief                  2003          $283,000          $15,000          $36,801          $ 41,757
   Operating Officer and General                2002           283,500           32,000           36,801            42,457
   Counsel                                      2001           283,000           39,000           36,801            41,526

Erle G. Blanchard -
   Vice Chairman of the Board of                2003          $ 95,167          $     0          $     0          $286,806
   Directors, President, Chief                  2002           283,500           32,000           30,677            42,697
   Operating Officer and Treasurer.(6)          2001           283,000           32,700           30,677            81,734

                                                2003          $ 98,083          $12,190          $13,125          $ 14,956
Leslie M. Gasper -                              2002            97,500           12,000           13,048            14,805
   Corporate Secretary                          2001            91,250           10,800           12,212            13,868

Thomas A. Dineen -                              2003          $130,750          $15,920          $17,498          $ 19,716
   Treasurer and Chief Financial                2002           130,000           16,000           17,397            19,596
   Officer                                      2001           113,333           15,750           14,221            17,786

-----------------------------

(1)   Includes Director's fees.

(2) The amounts set forth in this column represent "gross-ups" for taxes incurred on benefits received pursuant to the Company's Supplemental Executive Profit Sharing Plan (the "Supplemental Plan").

(3) The amounts set forth in this column represent benefits received pursuant to the Company's Salaried Employees' Profit Sharing Plan, Supplemental Plan, and taxable premiums paid by the Company for group term life insurance for the named individuals, respectively, as follows: William B. Ruger, Jr., 2003 - $30,000, $30,000 and $792, 2002 - $30,000, $30,000 and
      $792, 2001 - $25,500, $34,500 and $792; Stephen L Sanetti, 2003 - $0,
      $41,250 and $276, 2002 - $0, $41,250 and $276, 2001 - $0, $41,250 and
      $276; Erle G. Blanchard, 2003 - $0, $0 and $129, 2002 - $0, $41,250 and
      $516, 2001 - $0, $41,250 and $436; Leslie M. Gasper, 2003 - $0, $14,712
      and $244, 2002 - $0, $14,625 and $180, 2001 - $0, $13,688 and $180; Thomas
      A. Dineen, 2003 - $0, $19,613 and $103, 2002 - $0, $19,500 and $96, 2001 -
      $0, $17,690 and $96.

(4) The amounts set fourth in this column include the taxable value and "gross-ups" for taxes for Company products given to the named individuals respectively as follows: William B. Ruger, Jr., 2003 - $0 and $0, 2002 - $0 and $0, 2001 - $0 and $0; Stephen L. Sanetti, 2003 - $231 and $0, 2002
      - $931 and $0, 2001 - $0 and $0; Erle G. Blanchard, 2003 -$218 and $0,
      2002 - $931 and $0, 2001 - $0 and $0; Leslie M. Gasper, 2003 - $0 and $0,
      2002 - $0 and $0, 2001 - $0 and $0; Thomas A. Dineen, 2003 - $0 and $0,
      2002 - $0 and $0, 2001 - $0 and $0.

(5) The amounts set forth in the this column for Erle G. Blanchard for 2003 include accrued vacation pay of $22,917 and compensation of $263,542 paid to Mr. Blanchard upon his retirement on April 30, 2003 in recognition of his service to the Company. The amounts set forth in this column for Erle
      G. Blanchard also include the taxable value of moving expenses and "gross-ups" for taxes related to moving expenses reimbursed to Mr. Blanchard, respectively, as follows: 2003 - $0 and $0, 2002 - $0 and $0, 2001 - $31,005 and $9,043.

(6) Erle G. Blanchard retired as Vice-Chairman of the Board of Directors, President, Chief Operating Officer and Treasurer on April 30, 2003.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

      The following table sets forth certain information regarding stock options and Stock Appreciation Rights ("SARs") granted during fiscal 2003 by the Company to the executive officers named in the Summary Compensation Table.

                                                                                             POTENTIAL REALIZABLE VALUE AT
                                                                                            ASSUMED INTEREST RATES OF STOCK
                                                                                             PRICE APPRECIATION FOR OPTION
                                                 INDIVIDUAL GRANTS                                      TERM (3)
                                          ------------------------------                    ---------------------------------
                                           PERCENT OF
                                             TOTAL
                                            OPTIONS
                             NUMBER OF      GRANTED
                             SECURITIES        TO
                            UNDERLYING     EMPLOYEES
                              OPTIONS       IN FISCAL      EXERCISE OR
                            GRANTED (1)       YEAR        BASE PRICE (2)    EXPIRATION          @ 5%               @ 10%
          NAME                   #             %            $ / SHARE          DATE               $                  $
-----------------------     -----------   ------------    --------------    ----------      -------------        ------------
William B. Ruger Jr.             0            0.0%             n/a              n/a              n/a                n/a

Stephen L. Sanetti               0            0.0%             n/a              n/a              n/a                n/a

Erle G. Blanchard (4)            0            0.0%             n/a              n/a              n/a                n/a

Leslie M. Gasper                 0            0.0%             n/a              n/a              n/a                n/a

Thomas A. Dineen                 0            0.0%             n/a              n/a              n/a                n/a

------------------------

(1) All options granted under the Company's 1998 Stock Incentive Plan vest in five equal annual installments.

(2) The exercise price for options granted under the Company's 1998 Stock Incentive Plan is the closing price of the Common Stock as of the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed annual rates of share price appreciation mandated by the Securities and Exchange Commission of 5% and 10% of the fair value of the Common Stock on the date of grant of the options, compounded annually from the date of the grant to the option expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent upon the performance of the Common Stock and the date on which the option is exercised. There can be no assurance that the values reflected will be achieved.

(4) Erle G. Blanchard retired as Vice-Chairman of the Board of Directors, President, Chief Operating Officer and Treasurer on April 30, 2003. Mr. Blanchard's right to exercise his vested options under the 1998 Stock Incentive Plan expired at that time.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table sets forth certain information regarding stock options and SARs granted which were exercised during fiscal 2003 by the executive officers of the Company named in the Summary Compensation Table.

                                                                  NUMBER OF SECURITIES
                              SHARES                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-THE-
                             ACQUIRED                                OPTIONS/SARS AT               MONEY OPTIONS/SARS AT
                                ON                                   FISCAL YEAR-END                  FISCAL YEAR-END
                             EXERCISE      VALUE REALIZED     EXERCISABLE/UNEXERCISABLE(1)      EXERCISABLE/UNEXERCISABLE(2)

NAME                            #                $                          #                                $
----                         --------      --------------     ----------------------------      ----------------------------
William B. Ruger Jr.            0              $0.00                   250,000 / 0                         $0 /$0

Stephen L. Sanetti              0               0.00                   200,000 / 0                          0 / 0

Erle G. Blanchard (3)           0               0.00                         0 / 0                          0 / 0

Leslie M. Gasper                0               0.00                    50,000 / 0                         0 / 0

Thomas A. Dineen                0               0.00                    35,000 / 0                         0 / 0

---------------------------

(1) Stock options awarded December 31, 1998 under the 1998 Stock Incentive Plan at an exercise price of $11.9375 per share.

(2) The closing price of the Common Stock on December 31, 2003, $11.37, was less than the exercise price on the date of grant.

(3) Erle G. Blanchard retired as Vice-Chairman of the Board of Directors, President, Chief Operating Officer and Treasurer on April 30, 2003. Mr. Blanchard's right to exercise his vested options under the 1998 Stock Incentive Plan expired at that time.

                               PENSION PLAN TABLE

              Estimated Amounts of Annual Pension Payable from the
                   Salaried Employees' Retirement Income Plan
                           for the Participant's Life,
                        Commencing During 2003 at Age 65

                                                                  YEARS OF CREDITED SERVICE
                                                                  -------------------------
    HIGHEST 60-CONSECUTIVE-
         MONTH AVERAGE
      ANNUALIZED BASE PAY               15 YEARS          20 YEARS          25 YEARS          30 YEARS         35 YEARS
      -------------------               --------          --------          --------          --------         --------
            $75,000                     $10,713           $14,284           $17,855            $17,855          $17,855
            100,000                      15,713            20,951            26,188             26,188           26,188
            125,000                      20,713            27,617            34,522             34,522           34,522
            150,000                      25,713            34,284            42,855             42,855           42,855
            175,000                      30,713            40,951            51,188             51,188           51,188
            200,000                      35,713            47,617            59,522             59,522           59,522
            225,000                      35,713            47,617            59,522             59,522           59,522
            250,000                      35,713            47,617            59,522             59,522           59,522

      All of the Company's salaried employees participate in the Sturm, Ruger & Company, Inc. Salaried Employees' Retirement Income Plan (the "Pension Plan"), which in general provides annual pension benefits at age 65 in the form of a straight life annuity in an amount equal to: (i) 1-1/3% of the participant's final average salary (highest 60-consecutive-month average annualized base pay during the last 120 months of employment) less 0.65% of the participant's Social Security covered compensation, multiplied by (ii) the participant's years of credited service up to a maximum of 25 years.

      The pensions listed in the table above are not subject to any offset or deduction for Social Security or any other benefits.

      As of December 31, 2003, William B. Ruger, Jr. and Leslie M. Gasper each had more than 25 years of credited service, Stephen L. Sanetti and Erle G. Blanchard each had 23 years of credited service, and Thomas A. Dineen had 6 years of credited service.

      An indication of the average annualized base pay under the Pension Plan for these individuals can be found in the Salary column of the Summary Compensation Table.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

            Estimated Amounts of Annual Plan Benefit Payable from the
                     Supplemental Executive Retirement Plan
                           for the Participant's Life,
                        Commencing During 2003 at Age 65

                                                           YEARS OF CREDITED SERVICE
                                                           -------------------------
      AVERAGE ANNUAL
      --------------
        COMPENSATION              15 YEARS          20 YEARS         25 YEARS        30 YEARS         35 YEARS
        ------------              --------          --------         --------        --------         --------
          $125,000                $ 3,635           $ 11,731         $ 19,826        $  19,826        $ 19,826
           150,000                  7,635             17,064           26,493           26,493          26,493
           175,000                 11,635             22,397           33,160           33,160          33,160
           200,000                 15,635             27,731           39,826           39,826          39,826
           225,000                 19,635             33,064           46,493           46,493          46,493
           250,000                 23,635             38,397           53,160           53,160          53,160
           300,000                 33,635             51,731           69,826           69,826          69,826
           400,000                 63,635             91,731          119,826          119,826         119,826

      The Sturm, Ruger & Company, Inc. Supplemental Executive Retirement Plan (the "SERP") is a nonqualified supplemental retirement plan for certain senior executives of the Company. Two of the executive officers who appear in the Summary Compensation Table, William B. Ruger, Jr. and Stephen L. Sanetti participate in the SERP, and Erle G. Blanchard participated in the SERP until April 30, 2003. The SERP provides an annual benefit beginning at age 65 in an amount equal to 2% of the participant's average annual compensation for each complete year of service with the Company up to a maximum of 50% of such average compensation, for those participants who retire from the Company at or after age 60 with 10 or more years of service. The annual benefits described in the table above are already reduced by the amount the participant is entitled to receive under the Pension Plan, and are further reduced by the amount of Social Security benefit the participant is entitled to receive commencing at age 65. The SERP benefit is payable as an annuity over the life of the participant, with 50% to continue for the life of the participant's surviving spouse after the participant's death. Preretirement death or disability benefits are also provided to plan participants under the SERP.

      The average annual compensation shown in the above table includes the participant's base pay, bonuses and other compensation for the participant's highest consecutive 36 months of service (or, if the participant's service was less than 36 months, then for the entire period of service) as reported in the Summary Compensation Table, except that benefits received under the Pension Plan, Salaried Employees' Profit Sharing Plan and taxable premiums paid by the Company for group term life insurance are excluded from the SERP compensation formula. The annual compensation upon which the SERP benefit is calculated is limited to $400,000. As of December 31, 2003, William B. Ruger, Jr. had more than 25 years of credited service, and Stephen L. Sanetti and Erle G. Blanchard each had 23 years of credited service. The estimated amounts presented above assume that the participant attained age 65 in 2003.

      John M. Kingsley, Jr., a Company Director who retired as Executive Vice President of the Company on December 31, 1996, received $141,972 in benefits from the SERP during 2003.

      The SERP provides that in the event of a change in control of the Company participants in pay status shall be entitled to receive a lump-sum payment equal to the present value of the participant's benefit. Those not in pay status shall become fully vested and generally, if terminated within three years of a change in control, become entitled to a lump-sum payment. The payment shall be computed based upon the participant's average compensation and years of service with the Company on the date of change in control (provided, however, that in the event of a change in control, the participant's years of service with the Company for purposes of computing the benefit amount shall not be less than ten). A change in control is defined to mean the effective date of one of the following events:
(i) sale or exchange of substantially all of the capital stock of the Company;
(ii) sale of substantially all of the assets of the Company; (iii) sale of substantially all of the capital stock of the Company owned of record and beneficially held by members of the William B. Ruger family; or (iv) the merger or consolidation of the Company with or into one or more other corporations; and, in each of such four cases, the sale of stock or assets is to, or the exchange of stock is with, or the merger or consolidation is with or into one or more persons, firms or corporations which does not own at least 10% of the capital stock of the Company.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

  Sturm, Ruger & Company, Inc., Standard & Poor's 500 and Value Line Recreation
                                 Industry Index
                 (Performance Results Through December 31, 2003)

                          [SIX YEAR PERFORMANCE CHART]

Assumes $100 invested at the close of trading 12/98 in Sturm, Ruger & Company, Inc. Common Stock, Standard & Poor's 500 and Value Line Recreation Industry Index.

*Cumulative total return assumes reinvestment of dividends.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

                                  1998     1999     2000     2001     2002     2003
                                 ------   ------   ------   ------   ------   ------
Sturm, Ruger & Company, Inc.     100.00    80.62    93.60   128.33   109.29   140.29

Standard & Poor's 500            100.00   119.62   107.49    93.47    71.63    90.53

Value Line Recreation Industry   100.00   128.67   132.39   187.59   189.60   284.24

The peer group in the above graph is the Value Line Recreation Industry.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth as of January 15, 2004 the ownership of Common Stock by each person of record or known by the Company to beneficially own more than 5% of such stock.

                               NAME AND ADDRESS         AMOUNT AND NATURE OF
TITLE OF CLASS               OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP     PERCENT OF CLASS
--------------               -------------------        --------------------     ----------------
 Common Stock           William B. Ruger, Jr.               5,322,000 (1)             19.59%
                        P.O. Box 293
                        Newport, NH  03773

 Common Stock           Carolyn R. Vogel                    5,022,000 (2)             18.66%
                        P.O. Box 906
                        Harrisville, NH  03450

 Common Stock           Ruger Business Holdings, L.P.       4,272,000 (3)             15.87%
                        Lacey Place
                        Southport, CT  06890

 Common Stock           Ruger Management, Inc.              4,272,000 (4)             15.87%
                        Lacey Place
                        Southport, CT  06890


 Common Stock           NFJ Investment Group L.P.           1,532,200 (5)               5.69%
                        2121 San Jacinto  Street
                        Suite 1840
                        Dallas, TX  75201

 Common Stock           Royce & Associates, LLC             1,481,400 (6)               5.50%
                        1414 Avenue of the Americas
                        New York, NY  10019

---------------------

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc., is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of the William B. Ruger Revocable Trust of 1988. Ruger Management, Inc., is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 250,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 1998 Stock Incentive Plan.

(2) Includes 4,272,000 shares of Common Stock as disclosed in footnote (1) above. Also includes 750,000 shares of Common Stock owned directly by Mrs. Vogel. Mrs. Vogel has sole investment and voting control with respect to such 750,000 shares.

(3) Represents the 4,272,000 shares of Common Stock disclosed in footnote (1) above.

(4) Represents the 4,272,000 shares of Common Stock disclosed in footnote (1) above.

(5)   Such information is as of December 31, 2003 derived exclusively from
      Schedule 13G filed by NFJ Investment Group L.P. on February 13, 2004.

(6) Such information is as of December 31, 2003 derived exclusively from Amendment No. 1 to Schedule 13G filed by Royce & Associates, LLC on February 6, 2004.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information as of January 15, 2004 as to the number of shares of Common Stock beneficially owned by the Chief Executive Officer of the Company and the other individuals who served as executive officers of the Company during 2003, and all Directors and executive officers of the Company as a group. See ELECTION OF DIRECTORS above for such information with respect to each Director of the Company.

                                                                              AMOUNT AND NATURE OF
                                                                              --------------------
     TITLE OF CLASS                 NAME OF BENEFICIAL OWNER *                BENEFICIAL OWNERSHIP              PERCENT OF CLASS
     --------------                 --------------------------                --------------------              ----------------
      Common Stock         William B. Ruger, Jr.                                    5,322,000 (1)                     19.59%
      Common Stock         Stephen L. Sanetti                                         232,000 (2)                        **
      Common Stock         Erle G. Blanchard                                                0 (3)                        **
      Common Stock         Leslie M. Gasper                                            50,049 (4)                        **
      Common Stock         Thomas A. Dineen                                            35,295 (5)                        **
      Common Stock         Directors and executive officers as a group (5
                           non-officer Directors, 3 Directors who were also
                           executive officers during 2003
                           and 2 other executive officers)                          5,775,204                         21.28%

--------------------------

* The address of each of the executive officers named in this Security Ownership of Management table is c/o Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

** Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc. is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of the William B. Ruger Revocable Trust of 1988. Ruger Management, Inc. is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 250,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 1998 Stock Incentive Plan.

(2) Includes 32,000 shares of Common Stock held directly by Mr. Sanetti. Also includes 200,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 1998 Stock Incentive Plan.

(3) Erle G. Blanchard retired as Vice-Chairman of the Board of Directors, President, Chief Operating Officer and Treasurer on April 30, 2003.

(4) Includes 49 shares of Common Stock held under the CT Gift to Minors Act for the benefit of Ms. Gasper's two minor daughters. Also includes 50,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 1998 Stock Incentive Plan.

(5) Includes 295 shares of Common Stock held directly by Mr. Dineen. Also includes 35,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of January 15, 2004 under the 1998 Stock Incentive Plan.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of the
Section 16(a) report forms furnished to the Company and written representations that no other reports were required, that with respect to the period from January 1, 2003 through December 31, 2003, all such forms were filed in a timely manner by the Company's officers, Directors and greater than ten percent beneficial owners.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During 2003, the Company paid Newport Mills, of which William B. Ruger, Jr. is the sole proprietor, $225,000 for storage rental. During 2003, the Company also paid Mr. Ruger, Jr. $18,000 for the rental of office space owned by Mr. Ruger, Jr. in Newport, New Hampshire.

      Stanley B. Terhune, a former Director and Vice President of the Company who retired as a Director on May 6, 2003, served as a consultant to the Company during 2003. For his services in this capacity, Mr. Terhune received $100 per hour until May 6, 2003, at which time his consulting fees were changed to $6,000 per month. During 2003, Mr. Terhune received a total of $63,150 for his service as a consultant to the Company.

                         REPORT OF THE AUDIT COMMITTEE*

      Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion of the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, and has received the written disclosures and the letter from the independent auditors as required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committees).

      The Committee discussed with the independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held seven meetings during fiscal 2003.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                     AUDIT COMMITTEE


                                     Townsend Hornor, Committee Chairman
                                     Richard T. Cunniff
                                     Paul X. Kelley

March 11, 2004

----------------

* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Exchange Act (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

                                 PROPOSAL NO. 2

                        APPROVAL OF INDEPENDENT AUDITORS

      KPMG LLP has served as the Company's independent auditors since August 27, 2001. Subject to the ratification of the stockholders, the Board of Directors has reappointed KPMG LLP as the Company's independent auditors for the 2003 fiscal year.

Audit Fees

      KPMG LLP's aggregate fees, including expenses reimbursed, for professional services rendered for the audit of the Company's financial statements for 2003 and the reviews of the Company's quarterly financial statements for the year 2003 were $261,000, and KPMG LLP's aggregate fees, including expenses reimbursed, for professional services rendered for the audit of the Company's annual financial statements for 2002 and the reviews of the Company's quarterly financial statements for the year 2002 were $224,000.

Audit - Related Fees

      KPMG LLP's aggregate fees, including expenses reimbursed, for audit-related services for the year 2003 were $45,000, and KPMG LLP's aggregate fees, including expenses reimbursed, for audit-related services for the year 2002 were $48,000. These are fees for assurance and related services performed by KPMG LLP that are reasonably related to the performance of the audit or review of the Company's financial statements, such as employee benefit and compensation plan audits.

Tax Fees

      KPMG LLP's aggregate fees, including expenses reimbursed, for services rendered for tax compliance, tax advice and tax planning for the year 2003 were $19,000 and KPMG LLP's aggregate fees, including expenses reimbursed, for services rendered for tax compliance, tax advice and tax planning for the year 2002 were $18,000. These are fees for professional services performed by KPMG LLP with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company, tax audit assistance, and tax work stemming from "Audit-Related" items.

All Other Fees

      There were no aggregate fees or expenses reimbursed for services rendered by KPMG LLP to the Company, other than for services described above, for the year 2003 or the year 2002.

      The Audit Committee has considered KPMG LLP's provision of non-audit services in the last fiscal year and determined that it was compatible with applicable independence standards.

      It is the policy of the Audit Committee to meet and review and approve in advance, on a case-by-case basis, all engagements by the Company of permissible non-audit services or audit, review or attest services for the Company to be provided by the independent auditors, with exceptions provided for de minimus amounts under certain circumstances as prescribed by the Exchange Act. The Audit Committee may, at some later date, establish a more detailed pre-approval policy pursuant to which such engagements may be pre-approved without a meeting of the Audit Committee. Any request to perform any such services must be submitted to the Audit Committee by the independent auditor and management of the Company and must include their views on the consistency of such request with the SEC's rules on auditor independence.

      Representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

                 STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2005

      To be considered for inclusion in next year's Proxy Statement, stockholder proposals must be submitted in writing by November 15, 2004. Any stockholder proposal to be considered at next year's meeting, but not included in the proxy statement, must be submitted in writing by January 29, 2005. Recommendations for nominees to stand for election at the 2005 Annual Meeting of Stockholders must be received by November 15, 2004. All written proposals or nominations should be submitted to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

                                  OTHER MATTERS

      Management of the Company does not intend to present any business at the Meeting other than as set forth in Items 1 and 2 of the attached Notice of Annual Meeting of Stockholders, and it has no information that others will present any other business at the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on such matters.

      The Company, upon written request, will provide without charge to each person entitled to vote at the Meeting a copy of its Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2003, including the financial statements and financial statement schedules. Such requests should be directed to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       --------------------------------
                                       Leslie M. Gasper
                                       Corporate Secretary

Southport, Connecticut
March 15, 2004

                                                                       EXHIBIT A

                          STURM, RUGER & COMPANY, INC.
                      CORPORATE BOARD GOVERNANCE GUIDELINES

      The primary responsibility of the Board of Directors is to oversee management of the Company and guide the long-term success of the Company, consistent with its fiduciary responsibility to the shareholders.

      Accordingly, we have adopted the following guidelines:

A.    Board of Directors

      1. The first guideline of the Board is that every Director owes a duty of loyalty to the Company, and they are expected always to act in the best interests of the Company and its shareholders as a whole.

      2. The fundamental role of the Directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders. In fulfilling that responsibility Directors should be able to rely on the honesty and integrity of the Company's senior management and expert legal, accounting, financial and other advisors.

      3. The Company's Board, which pursuant to NYSE rules is composed of a majority of independent, outside Directors, is selected by the Board after recommendations of the Nominating and Corporate Governance Committee. All Directors will stand for election every year.

      4. All Directors, and all candidates for consideration by the Nominating and Corporate Governance Committee as candidates for the Board, must have the highest personal and professional ethics, strength of character, integrity, and values. They must be accustomed to successfully dealing with complex problems or have obtained and excelled in a position of leadership. They must have sufficient education, experience, intelligence, independence, fairness, reasoning ability, practicality, wisdom, and vision to exercise sound and mature judgment. They must have the stature and capability to represent the Company before the public and the shareholders; and possess the personality, confidence, and independence to undertake full and frank discussion of the Company's business assumptions. They must be willing to learn the business of the Company, to understand all Company policies, and to make themselves aware of the Company's finances. All Board members will be required at all times to execute their independent business judgment in the conduct of all Company matters. All Directors must also be loyal to the Company, not self-deal, and preserve and protect corporate assets, at all times in accordance with the Company's Corporate Compliance Program, including the Code of Business Conduct and Ethics.

      5. Current standing committees of the Board are the Audit, Compensation, and Nominating and Corporate Governance Committees. These committees will be composed solely of independent, outside Directors appointed by vote of the Board, and each has adopted a charter.

      6. Independent, outside Directors are generally defined by the NYSE as not having been employed by the Company for at least 5 years and who are personally and financially independent of the Company. No Director will qualify as independent unless the board affirmatively determines that the Director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). They or their immediate family members receive no direct compensation from the Company in excess of $100,000 except Director's fees or Company stock options or deferred compensation not contingent on future service. Non-management Directors will meet in regularly scheduled executive sessions outside the presence of internal Directors in accordance with NYSE rules for the purpose of full and frank discussion of the Company's affairs. An executive session will generally be held as part of each regularly scheduled Board meeting.

      7. Committee memberships will be considered for rotation periodically at approximately 5-year intervals; but this periodic rotation is not mandatory, as good reasons may exist, including the continuity of membership or leadership, for longer retention of qualified individuals as committee members.

      8. All Board members will be furnished by the Corporate Secretary with copies of all relevant corporate policies relating to the conduct of business, significant appropriations of funds or expenditures, conflicts of interest, insider trading, required disclosures, and any other Company policy over which the Board has oversight, including the Company's Compliance Program.

      9 All Directors will have complete access to Company management, who will cooperate with the Board to the best of their ability, to review and understand corporate policies and procedures. Certain committees will also have the right to select independent advisors as necessary.

      10. The Board will, in executive session, annually evaluate the performance of the CEO, based upon criteria which specifically include the performance of the Company, its prospects for future performance and growth, his responsiveness to Board directions, develop plans for CEO succession and any other factors the Board deems appropriate.

      11. No mandatory retirement policy for Directors is hereby established. There are no term limits, as over a period of time, Directors gain increased insight into Company operations and provide increased contributions to Board deliberations.

      12. Director compensation will consist of annual Director's fees and appropriate compensation for attendance at Director's meetings. Reasonable travel allowances and expenses incurred as a result of travel to and from meetings will also be allowed. Independent outside Directors also receive appropriate compensation for all Committee meetings which they attend as a member.

      13. New Board members will receive a comprehensive orientation by the Chief Operating Officer and the General Counsel. All Directors will be encouraged to obtain continuing education and will be given access to current materials of interest to Directors on an ongoing basis.

      14. Management succession and Board membership will be a topic of discussion at the final Board meeting of each calendar year. This will give an opportunity for due consideration of the Board and the Nominating and Corporate Governance Committee regarding Directors to be nominated for the ensuing year.

      15. All Board members will be expected to perform periodic self-evaluations, asking themselves the following:

            a) Is the Board constructively engaged with management to determine corporate strategy?

            b) Is the Board providing necessary strategic thinking, oversight, and advice?

            c) Is the Board effectively monitoring and supporting management's execution of Board strategy?

            d)    Is the Board timely responding to needed changes in strategy?

            e)    Does the Board possess the right skills?

            f)    Are the committees of the Board structured correctly?

            g)    Are the Board meetings being run correctly?

            h)    Do the Board materials prepare the Board adequately?

            i)    Is there sufficient time to:

                  1.    Digest Board materials before discussion, and

                  2.    Discuss the matters fully at Board meetings

            j)    Are Board members satisfied with the CEO?

            k) How can each Board member improve his individual effectiveness?

            l)    Are needed Board changes being implemented?

            Each Board member will be expected to raise any questions or discrepancies revealed in their annual self-evaluation to the Board.

      16. On an annual basis, the Nominating and Corporate Governance Committee will evaluate the effectiveness of the Board as a whole, and of each Committee of the Board, and will share the results and recommendations with the entire Board. This process should identify, among other things, recommendations for improved Board and Committee practices and processes.

B.    Board Meetings

      1. The Board of Directors will meet at least 4 times each year in regular session. One meeting will immediately follow the Annual Meeting of Stockholders. The Chairman has the discretion to call additional meetings of the Board, after actual notice to each Board member, at times and places to be specified by the Chairman.

      2. All Board members will be furnished with materials to review before the Board meeting well in advance of each meeting. Board members are expected to rigorously prepare for all meetings, including a review of all such materials. Agendas for each meeting will be prepared in advance by the Corporate Secretary, and will be used to guide the discussion at each meeting. Board members may suggest items to be included in the agenda. Minutes will be kept by the Secretary or other designee of the Chairman.

      3. All Board members are required to attend all Board meetings unless specifically excused by the Chairman. If circumstances make a Board member's physical presence impossible, the member will endeavor to be present via speaker telephone. If this cannot be done, the Board member will contact the Chairman at his or her earliest convenience for a briefing concerning all Board proceedings and votes taken.

C.    Strategic Planning

      The Board will discuss an overall strategic plan of each of the Company's businesses at least annually.

D.    Fiduciary Duties and Role of Audit Committee

      1. The Board recognizes its primary duty to exercise its fiduciary duty in the best interest of the Company and its shareholders.

      2. The Board expects and encourages a corporate environment of strong internal controls, fiscal accountability, high ethical standards, and compliance with applicable laws and regulations.

      3. The Board's Audit Committee will select an independent auditing firm to conduct periodic audits of the Company, which will report to the Audit Committee as required by the NYSE and SEC.

      4. Shareholders can communicate questions either to management or the Chairman of the Audit Committee.

E.    Management Oversight

      1. The Nominating and Corporate Governance Committee shall oversee the evaluation, at least annually, of management.

      2. The Compensation Committee will make annual determinations and evaluations of the soundness and reasonableness of compensation levels for officers and Board members and will not recommend excessive compensation.

      3. In determining the reasonableness of executive compensation, factors to be considered include professional qualifications and experience, job responsibilities and actual performance, competitive salaries in industry peer groups, the then-current financial condition of the Company, current shareholder dividends and employee salaries, stock options, awards, incentive bonuses and payments, and annual performance reviews. Total compensation should be adequate to attract, motivate, and retain quality talent. Executive compensation will be disclosed annually in the proxy statement.

      4. The Board will have complete access to the Company's management in accordance with Section A.9, above.

F.    Corporate Responsibility

      1. The Board is committed, consistent with the Company's long-standing motto of "Arms Makers for Responsible Citizens(R)", to follow all the many applicable federal, state and local laws and regulations regarding the production, sales and distribution of its products. All applicable licenses and permits for the lawful conduct of its business will be obtained and maintained as required. Product safety shall be a priority for the Board and management.

      2. In addition to its recognized responsibilities for the conduct of its firearms business, the Board is committed to see that the Company is also in compliance with all federal, state, and local laws and regulations that govern the conduct of manufacturers generally. These include environmental, equal opportunity, labor, intellectual property, safety and security, securities trading, political activity, antitrust, and import and export laws and regulations.

      3. The Board has enacted a Corporate Compliance Program to help ascertain that all members of the Board, management, and all Company employees, continually meet their serious responsibilities under law. The General Counsel serves as the Corporate Compliance Officer, and all personnel are encouraged to report any suspected violations of the law immediately to that office.

                                                                       EXHIBIT B

                                 CHARTER OF THE
                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                          STURM, RUGER & COMPANY, INC.

I.    Purpose

      The Board of Directors (the "Board") of Sturm, Ruger & Company, Inc. (the "Company") has established the Audit Committee of the Board (the "Committee") for the purpose of providing assistance to the Board in fulfilling its responsibility with respect to its oversight of: (i) the quality and integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditors. In addition, the Committee shall prepare the report required by Securities and Exchange Commission (the "SEC") rules to be included in the Company's annual proxy statement.

II.   Structure and Operations

      A.    Composition and Qualifications

            (1) The Committee shall be comprised of three or more members of the Board, each of whom is determined by the Board to be "independent" for such purposes under the rules of the New York Stock Exchange, Inc. (the "NYSE"), including Rules 303A(1), 303A(2), 303A(6) and 303A(7)(a) thereof,(1) Rule 10A-3 under the Securities and Exchange Act

-----------------

(1) Under the proposed NYSE rules, "independent" means that the Board has affirmatively determined that the director has no material relationships with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). A director cannot be "independent" if the director (or an immediate family member):

      - receives compensation from the Company that exceeds $100,000 per year (other than director and committee fees, pension or other forms of deferred compensation not contingent on continued service) or compensation from the Company that exceeds $100,000 per year within the previous five-year period;

      - is affiliated with or employed by a present or former auditor of the Company until five years after the end of the affiliation or the auditing relationship;

      - is employed as an executive officer of another company where any of the Company's present executives serves on the compensation committee until five years after the end of such service or the employment relationship; or

      - is an executive officer or an employee of another company (i) that accounts for the greater of $1 million or 2% of the Company's consolidated gross revenues, or (ii) for which the Company accounts for the greater of $1 million or 2% of such other company's consolidated gross revenues, until five years after falling below such threshold.

      In addition, the NYSE has proposed rules that heighten the independence standards for members of the Committee, which distinguish between permitted compensation and payments that would taint the independence of a Committee member - disallowed compensation includes fees paid directly or indirectly for services as a consultant or a legal or financial advisor, regardless of the amount.

of 1934, as amended (the "Exchange Act"),(2) and any other applicable laws, rules or regulations in effect from time to time. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and
(ii) discloses such determination in the annual proxy statement.

            (2) All members of the Committee must have a working familiarity with basic finance and accounting practices as contemplated by NYSE listing standards and SEC rules (or acquire such familiarity within a reasonable period after his or her appointment) and at least one member must be an "audit committee financial expert" for purposes of Item 401(h) of Regulation S-K under the Exchange Act.(3) Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

            (3) No member of the Committee shall receive compensation other than
(i) director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee as well as regular benefits that other directors receive (including equity-based awards) and (ii) a pension or similar compensation for past performance, provided that such compensation is not contingent on continued or future service to the Company.

------------------

(2) Under SEC Rule 10A-3, an "independent" director for purposes of serving on the Committee is one that, except in his or her capacity as a member of the Committee, another Board committee or the Board: (i) does not accept any consulting, advisory or other compensation from the Company (excluding fixed compensation amounts under retirement plans for prior service so long as the compensation is not contingent on continued service) and (ii) is not an "affiliated person" of the Company.

(3) For purposes of Item 401(h), the term "audit committee financial expert" means a Committee member with the following attributes:

      -     an understanding of GAAP and financial statements;

      - an ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;

      - experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

      - an understanding of internal controls and procedures for financial reporting; and

      -     an understanding of audit committee functions.

      An "audit committee financial expert" must have acquired these attributes through:

      - education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

      - experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

      - experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

      -     other relevant experience.

            B.    Appointment and Removal

            The members of the Committee shall be appointed by the Board and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

            C.    Chairman

            Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by the majority vote of the Committee. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

      III.  Meetings

            The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee shall periodically meet separately with each of management, the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. The Committee should also meet with the independent auditors and management quarterly to review the Company's financial statements in a manner consistent with that outlined in Article IV of this Charter. When necessary and appropriate, telephone meetings may be held. The presence of a majority of the Committee members will constitute a quorum for the transaction of business.

      IV.   Duties and Responsibilities

            The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Article I of this Charter. These functions should serve as a guide. The Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board.

            The Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. The Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention. The Company shall also provide funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee.

            A.    Documents/Reports Review

            (1) Review with management and the independent auditors prior to public dissemination the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

            (2) Review and discuss with management and the independent auditors the Company's earnings press releases, as well as any other financial information or earnings guidance provided to persons outside of the Company. The Committee's discussion in this regard may be general in nature and need not take place in advance of each earnings release or other dissemination of information.

      B.    Independent Auditors

            (1) Appoint, retain, compensate, evaluate and terminate the Company's independent auditors and approve all audit engagement fees and terms.

            (2) Inform any registered public accounting firm performing work for the Company that such firm shall report directly to the Committee.

            (3) Oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

            (4) Approve in advance any significant audit or non-audit engagement or relationship between the Company and the independent auditors (other than "prohibited non-auditing services") in accordance with the Committee's established pre-approval policies and procedures.

            (5) Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

            (a) Obtain and review a report by the Company's independent auditor describing: (i) the auditing firm's internal quality-control procedures;
      (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; and (iii) to assess the auditor's independence, all relationships between the independent auditor and the Company;

            (b) Ensure the rotation of the lead audit partner as required by law or regulation, and consider regular rotation of the audit firm; and

            (c) Take into account the opinions of management and the Company's internal auditors (or other personnel responsible for the internal audit function).

      C.    Financial Reporting Process

            (1) In periodic consultation with each of the independent auditors, management and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

            (2) Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company.

                  (3) Review with the independent auditor (i) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with the Company's management and (ii) management's responses to such matters.

            D.    Legal Compliance/General

                  (1) Discuss with management and the independent auditors the Company's guidelines and policies with respect to risk assessment and risk management.

                  (2) Set clear hiring policies for employees or former employees of the independent auditors.

                  (3) Establish procedures, in accordance with the procedures outlined in the Company's Code of Business Conduct and Ethics, as amended from time to time, for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

            E.    Reports

                  (1) Prepare all reports required to be included in the Company's proxy statement, pursuant to and in accordance with applicable SEC rules and regulations.

                  (2) Report regularly to the full Board including with respect to any issues that arise as to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

                  (3) Maintain minutes of meetings and other activities of the Committee.

      V.    Reliance on Information Provided

      In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company, and are not providing any expert or special assurance as to the Company's financial statements or any professional certification of the independent auditors' work. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee by such persons or organizations, absent actual knowledge to the contrary.

      VI.   Annual Performance Evaluation

      The Committee shall perform a review and evaluation, at least annually, of its performance and that of its members, including, but not limited to, a review of the Committee's compliance with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter.

                                                                       EXHIBIT C

                                 CHARTER OF THE
               COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF
                          STURM, RUGER & COMPANY, INC.

I.    Purpose

      The Board of Directors (the "Board") of Sturm, Ruger & Company, Inc. (the "Company") has established the Compensation Committee of the Board (the "Committee") for the purpose of (i) discharging the responsibilities of the Board with respect to the compensation of the Chief Executive Officer of the Company (the "CEO"), the other executive officers of the Company and members of the Board, and under the Company's incentive and equity-based plans and (ii) producing an annual report on executive compensation to be included in the Company's annual proxy statement, in accordance with the rules and regulations of the New York Stock Exchange, Inc. (the "NYSE"), the Securities and Exchange Commission (the "SEC") and any other applicable rules or regulations.

II.   Structure and Operations

      A. Composition and Qualifications

            (1) The Committee shall be comprised of three or more members of the Board, each of whom is (i) determined by the Board to be "independent" for such purposes under the rules of the NYSE, including Rule 303A thereof 4, (ii) a "non-employee director" under Rule 16b-3 promulgated under Section 6 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and (iii) an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended, and any other applicable laws, rules or regulations in effect from time to time.

----------------

(1) A director cannot be "independent" for NYSE purposes if, during the previous three years, the director was an employee of the Company or an immediate family member of the director was an executive officer of the Company. A director also cannot be "independent" for NYSE purposes if the director (or an immediate family member is an executive officer position):

      - has received compensation from the Company that exceeds $100,000 per year (other than director and committee fees, pension or other forms of deferred compensation for prior service) or compensation from the Company that exceeds $100,000 per year within the previous three years;

      - is affiliated with or employed by a present or former auditor of the Company until three years after the end of the affiliation or the employment or auditing relationship;

      - is employed as an executive officer of another company where any of the Company's present executives serves on the compensation committee until three years after the end of such service or the employment relationship; or

      - is an executive officer or, in the case of a director only (i.e., but not immediate family members), an employee of a company (i) that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of (x) $1 million or (y) 2% of such other company's consolidated gross revenues, until three years after falling below such threshold.

            (2) No member of the Committee shall receive compensation other than
(i) director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee as well as regular benefits that other directors receive (including equity-based awards) and (ii) a pension or similar compensation for past performance, provided that such compensation is not contingent on continued or future service to the Company.

            (3) The Committee may form and delegate authority to one or more subcommittees made up of one or more of its members, as it deems appropriate from time to time.

      B.    Appointment and Removal

      The members of the Committee shall be appointed by the Board, upon recommendation from the Nominating and Corporate Governance Committee, and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

      C.    Chairman

      Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by the majority vote of the Committee. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

III.  Meetings

      The Committee shall meet at least annually, or more frequently as circumstances dictate. When necessary and appropriate, telephone meetings may be held. The presence of a majority of the Committee members will constitute a quorum for the transaction of business.

IV.   Duties and Responsibilities

      The following functions shall be the common recurring activities and guiding principles of the Committee in carrying out its responsibilities outlined in Article I of this Charter. These functions should serve as a guide. The Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board.

      The Committee is empowered to evaluate or investigate any matter of interest or concern that the Committee deems appropriate. The Committee shall have the sole authority to retain an outside compensation consultant or other advisors for this purpose, including the sole authority to approve the fees payable to such advisors and any other terms of retention. The Company shall also provide funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee.

      A.    CEO Compensation

            (1) Review and approve corporate goals and objectives relevant to CEO compensation.

            (2) Evaluate the performance of the CEO in light of such corporate goals and objectives.

            (3) Based on the evaluation, determine and approve the compensation level of the CEO, including salary, benefits, stock options and any other compensation. The Committee may do this as the Committee or in consultation with other "independent" directors under the rules of the NYSE (as directed by the Board), and nothing herein shall preclude members of the Committee from discussing these matters with the Board.

      B.    Non-CEO Executive and Director Compensation

            (1) Recommend to the Board for approval the compensation levels for each non-CEO executive officer, including the salary, benefits, stock options and any other compensation.

            (2) Recommend to the Board for approval the compensation levels for the members of the Board, including payment schedules and stock options.

      C.    Principles of Compensation

            (1) Ensure that all compensation paid by the Company, whether in the form of salaries, benefits, stock options or any other compensation, are internally equitable and externally competitive.

            (2) Ensure that all compensation packages shall include both salary and performance components, and recommended compensation levels have a reasonable relationship to salaries in industry peer groups, if ascertainable.

            (3) Ensure that the Committee is diligent in ascertaining that its compensation recommendations will be adequate to attract, motivate, and retain quality talent, linked to actual performance and responsibilities.

      D.    Company Plans

            (1) Exercise all rights, authority and functions of the Board under all of the Company's incentive-compensation plans and equity-based plans, including without limitation, the authority to interpret the terms thereof, and to make stock awards and grant options thereunder; provided, however, that except as otherwise expressly authorized to do so by a plan or resolution of the Board, the Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given incentive-compensation or equity-based plan, and consistent with the requirements of applicable law and such incentive-compensation or equity-based plan, the Committee may delegate to one or more executive officers of the Company the power to make stock awards and grant options pursuant to such incentive-compensation or equity-based plan to employees of the Company who are not directors or executive officers of the Company.

            (2) Review and recommend changes to the Company's incentive-compensation plans and equity-based plans (or amendments thereto), and review and recommend any other incentive-compensation or equity-based plans (or amendments thereto) that are not otherwise subject to the approval of the shareholders.

      E.    Investigations, Studies and Reports

            (1) Conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including by requesting any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

            (2) Prepare any studies, as the Committee deems necessary, in order to determine adequate and reasonable compensation for the CEO, the other executive officers of the Company and the members of the Board.

            (3) Prepare all reports required to be included in the Company's proxy statement, in accordance with applicable NYSE and SEC rules and regulations, and any other reports required by applicable rules or regulations.

            (4) Report regularly to the full Board and prepare or cause to be prepared any report requested by the Board.

            (5) Maintain minutes of meetings and other activities of the Committee.

V.    Reliance on Information Provided

      In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company, and are not providing any expert or special assurance as to the Company's compensation packages. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee by such persons or organizations absent actual knowledge to the contrary.

VI.   Annual Performance Evaluation

      The Committee shall perform a review and evaluation, at least annually, of its performance and that of its members, including, but not limited to, a review of the Committee's compliance with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter.

                                                                       EXHIBIT D

                                 CHARTER OF THE
                  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                          STURM, RUGER & COMPANY, INC.

I.    Purpose

      The Nominating and Corporate Governance (the "Committee") is responsible to the Board of Directors (the "Board") for: identifying, vetting and nominating potential Directors; and establishing, maintaining and supervising the corporate governance program.

II.   Composition and Qualifications

      The Committee shall consist of a minimum of three Directors who meet the standards of independence established by the Securities and Exchange Commission, the New York Stock Exchange, and such other regulatory bodies as may be appropriate.

      The members of the Committee shall be elected by the Board annually and shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal. The members may be removed, with or without cause, by a majority vote of the Board. Unless a Chairman of the committee is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the Committee.

III.  Meetings

      The Committee shall meet at least two times annually, or more frequently when circumstances so dictate. When necessary and appropriate, telephone meetings may be held. The presence of a majority of the Committee members will constitute a quorum for the transaction of business.

IV.   Responsibility and Processes

      The responsibilities and processes of the Committee set forth below serve as a guide, with the understanding that the Committee may alter or supplement them with policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee. The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that it deems appropriate, and shall have the sole authority to retain outside counsel or other experts for this purpose, including the authority to approve the fees payable to such counsel or experts and any other terms of retention.

      The following shall be the recurring responsibilities and processes of the
Committee:

      A.    Board Selection, Composition, and Evaluation

            (1) Establish criteria for the selection of new Directors, including, but not limited to, career specialization, technical skills, strength of character, independent thought, practical wisdom, mature judgment, gender, and ethnic diversity.

            (2) Identify and vet individuals believed to be qualified to serve on the Board and recommend that the Board select the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting.

            (3) Conduct inquiries into the backgrounds and qualifications of candidates to serve on the Board. In that connection, the Committee is authorized to do its own studies and shall also have sole authority to retain and to terminate any search firm to be used to assist it in identifying candidates, including sole authority to approve the fees payable to such search firm and any other terms of retention.

            (4) Consider questions of independence and possible conflicts of interest of members of the Board and executive officers.

            (5) Consider matters relating to the retirement of members of the Board.

            (6) Review and make recommendations to the Board regarding whether a Director should stand for re-election.

            (7) Review and make recommendations to the Board regarding the composition and size of the Board.

            (8) Oversee evaluation of, at least annually, of the Chairman and Chief Executive Officer, Officers of the Company, and the Directors.

      B.    Committee Selection, Composition and Evaluation

            (1) Recommend Directors to serve on committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and where appropriate, make recommendations regarding the removal of any member of the Committee.

            (2) Recommend a Director to serve as chairman of each committee of the Board.

            (3) Establish, monitor and recommend the purpose, structure and operations of the various committees of the Board, the qualifications and criteria for membership on each committee of the Board and, as circumstances dictate, make any recommendations regarding periodic rotation of Directors among the committees and recommend any term limitations of service on any Board committee.

            (4) Periodically review the charter, composition and performance of each committee of the Board and make recommendations to the Board for the creation of additional committees or the elimination of any such committees.

      C.    Corporate Governance

            (1) Consider the adequacy of the certificate of incorporation and by-laws of the Corporation and recommend to the Board any amendments thereto.

            (2) Develop and recommend to the Board a set of corporate governance principles and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments.

            (3)   Consider policies relating to meetings of the Board.

      D.    Reports

            (1) Report to the Board, at least annually or as otherwise requested by the Board, concerning any of its meetings, findings or recommendations.

            (2) Maintain minutes of meetings and other activities of the Committee.

V.    Reliance on Information Provided

      In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company, and are not providing any expert or special assurance as to the Company's nominating or corporate governance process. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee by such persons or organizations, absent actual knowledge to the contrary.

VI.   Annual Performance Evaluation

      The Committee shall perform a review and evaluation, at least annually, of its performances and its members, including, but not limited to, a review of the Committee's compliance with this Charter. The Committee shall conduct such evaluation and reviews in such a manner as it deems appropriate.

                                                                       EXHIBIT E

                          STURM, RUGER & COMPANY, INC.
                       CODE OF BUSINESS CONDUCT AND ETHICS

            Sturm, Ruger & Company, Inc. (the "Company") maintains an extensive "Corporate Compliance Program" which governs the obligation of all employees, officers and directors to conform their business conduct to be in compliance with all applicable laws and regulations. A copy of the Corporate Compliance Program has been distributed to each employee, officer and director, and additional copies can be obtained by these individuals from any personnel manager. The Company's other policies and procedures also set forth rules with which, although not having the effect of laws or regulations, all personnel must comply.

            This Code of Business Conduct and Ethics (this "Code") is one way in which the Company seeks to ensure that the Corporate Compliance Program and the Company's other policies and procedures are effectively implemented. It consists of three parts: Business Ethics, Legal Compliance and Making It Work. This Code is not intended to cover every applicable law, address all possible business dealings or potential dilemmas, nor does it provide answers to all questions that may arise in connection with the issues raised.

BUSINESS ETHICS

      - General Standards. The Company is committed to operating with the highest ethical principles guiding our business philosophy and personal business behavior at all times. All employees, officers and directors are expected to behave honestly and with integrity at all times, whether in dealing with fellow employees, the general public, the business community, civic organizations, stockholders, customers, suppliers, or governmental and regulatory authorities.

      - Books and Records and Internal Controls. The accuracy and reliability of the Company's business records are critical to the Company's business decisions and compliance with the Company's financial and legal reporting requirements. Employees, officers and directors shall be familiar with and follow the Company's policies, accounting controls and procedures. Applicable laws and Company policy require the Company to keep books and records that accurately and fairly reflect its transactions and the dispositions of its assets and to maintain a system of internal accounting controls which ensure the reliability and adequacy of its books and records. No employee, officer or director is authorized to depart from this requirement or to condone a departure by anyone else.

      - Alteration of Documents. There will be times when destruction of documents no longer needed for business or legal purposes may be a perfectly legitimate exercise of a proper business decision (i.e., for reasons of cost, logistics, space, etc.). However, the knowing destruction, alteration, concealment, or falsification of paper or electronic documents with the intent to impede, obstruct, or wrongly influence official investigations or proceedings is not only unethical, it is a crime punishable by fines and imprisonment of up to 20 years. Employees, officers and directors must cooperate with duly constituted official investigations that are conducted by both sides in a legally correct fashion.

      - Business Communications. At all times, the Company shall promote full, fair, accurate, timely and understandable disclosures in every report and public communication made by the Company, which includes, of course, any document that it files with or submits to the Securities and Exchange Commission (the "SEC"). Employees, officers and directors are required to comply with these standards in the preparation of any disclosure or communication of the Company. Good judgment must be used when writing about our Company and its business. Written business records may be subject to compulsory disclosure to the government or private parties in litigation, or may be wrongly leaked to or interpreted by the news media.

      - Conflict of Interest. Company policy promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. A "conflict of interest" occurs when an individual's private interest interferes with the interests of the Company as a whole. A conflict of interest might arise when an employee, officer or director takes actions or has interests that may make it difficult to perform Company work objectively and effectively. Conflicts of interest might also arise when an employee, officer or director, or a member of his or her immediate family, appears to receive improper personal benefits as a result of such person's position in the Company. Personal loans to, or guarantees of obligations of, such persons are of special concern, and personal loans to officers and directors are illegal.

      - Confidential Information. Employees, officers and directors should maintain the confidentiality of information entrusted to them by the Company or other companies or persons, except when disclosure is duly authorized or legally mandated. Confidential information includes various kinds of information, including internal, confidential, proprietary or secret information related to the Company's business, operations and research. It includes trade secrets (such as our technology, know-how and experience) and in general all non-public information that might be of use to competitors, or harmful to the Company or its customers if disclosed. Selected human resource and personnel information must be kept strictly confidential and used only for the purposes for which it is intended. Personal health information will be protected as required by law. Confidential information also includes information entrusted to the Company by other companies or persons, such as customers, suppliers, vendors or service-providers. The obligation to preserve confidential information continues even after association with the Company ends.

      - Corporate Opportunities. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. Employees, officers and directors should not: (i) take for themselves personally opportunities that are discovered through the use of Company property, information or position (ii) use Company property, information or position for personal gain or (iii) compete with the Company.

      - Fair Dealing. Employees, officers and directors should endeavor to deal fairly with the Company's customers, suppliers, competitors and employees. No employee, officer or director should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

      - Protection and Proper Use of Company Assets. Carelessness, misuse, waste, destruction or theft has a direct impact on the Company's profitability. Employees, officers and directors should safeguard the Company's assets and ensure their efficient use. All Company assets should be used only for legitimate business purposes.

LEGAL COMPLIANCE

      - General Standard. The Company requires compliance with all laws, rules and regulations, as set forth in the Corporate Compliance Program, as well as compliance with this Code.

      - Discrimination and Harassment. The Company's legal compliance requirement includes all federal and state regulations prohibiting discrimination against any employee or applicant for employment because of race, color, religion, ethnic or national origin, gender, sexual orientation, age, disability or veteran status. This applies to recruitment, compensation, training, promotion and other employment practices. The Company is also committed to providing its employees with a work environment free of any type of harassment, including any deliberate discrimination or harassment, in word or action, against a fellow employee or applicant for employment on the basis of any of the classifications above.

      - Fraud. The Company's legal compliance requirement includes all laws related to wire fraud, mail fraud, bank fraud, securities fraud, any SEC rule or regulation, or any federal rules relating to fraud against shareholders.

      - Securities Laws and Insider Trading. The Company's stock is owned and traded by the general public, and for this reason various laws require the Company to make full, fair, accurate, timely and understandable disclosure of material information. It is the Company's goal to protect all shareholder investments in our Company through strict enforcement of the prohibition against insider trading set forth in federal securities laws and regulations. Employees, officers and directors who have access to inside information are not permitted to use or share that information for stock trading purposes or for any other purpose except to conduct Company business. Inside information includes any financial, technical or other information about the Company that is not available to the public and might influence an investor's decision to buy, sell or hold stock of the Company. To use inside information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical but also illegal.

      - Bribes, Kickbacks, and Other Unlawful Payments. The Company's legal compliance requirement includes the U.S. Foreign Corrupt Practices Act, international anti-bribery conventions and any state or local anti-corruption or bribery laws. No payment to government officials, bribes, kickbacks or other similar unlawful payments designed to secure favored or preferential treatment for or from the Company or any individual associated with the Company is to be given or received.

MAKING IT WORK

      - Compliance and Reporting Required. Employees, officers and directors are required to report or cause to be reported, on a named or anonymous basis, any act or practice or other information which may constitute a violation of law, rules, regulations or this Code (or may otherwise be considered unethical) to their immediate supervisor, personnel manager, facility director or the General Counsel, as established by procedures set out in the Corporate Compliance Program. However, any employee, officer or director who suspects questionable accounting, internal control or auditing, or has any information to report on an issue described in this Code under the headings "Business Communications" or "Fraud " above, must make a report directly to the Chairman of the Audit Committee of the Board of Directors in accordance with the procedures set forth below. Any employee, officer or director who has any questions related to an interpretation of any part of this Code is encouraged to contact the General Counsel. There is no right to privacy through the use of the Company's telephone, e-mail, Internet and computers. However, the Company will make every effort to respect your anonymity if you choose to use the procedures for anonymous reporting set forth below. In any event, the Company cannot guarantee the eventual anonymity or confidentiality of a person making a report, as more fully described below.

      - Procedure for Anonymous Reports to Supervisors, Etc. or the General Counsel. The procedure for anonymous reporting of complaints to the applicable immediate supervisor, personnel manager, facility director or the General Counsel of the Company is for information to be sent by any of the following means: (i) using non-Company telephones, by immediately faxing a letter to the applicable individual at his or her office number, (ii) using non-Company telephones, by calling the applicable individual at his or her office number, (iii) using non-Company computers, by e-mailing the applicable individual at his or her work e-mail address, or (iv) using non-Company mail facilities, by sending a letter to the applicable individual at his or her work address.

      - Procedure for Reports to Audit Committee. The procedure for anonymous reporting of complaints to the Audit Committee is for information to be sent directly to the Audit Committee, which is composed entirely of independent outside directors, by any of the following means: (i) using non-Company telephones, by immediately faxing information to the Chairman of the Audit Committee concerning any such complaint at 508-428-1424, (ii) using non-Company telephones, by calling the Chairman of the Audit Committee via a confidential reporting service at 1-800-826-6762, (iii) using non-Company computers, by e-mailing the Chairman of the Audit Committee at thornor@cape.com or (iv) using non-Company mail facilities, by sending a letter to Mr. Townsend Hornor, Chairman, Audit Committee of the Board of Directors of Sturm, Ruger & Company, Inc., 239 Eel River Rd., Osterville, Massachusetts 02655. The procedure for named reporting of complaints to the Audit Committee is the same, except that Company telephones, computers or mail facilities may be used. Such reporting mechanisms are available 24 hours a day, 7 days a week. All reasonable and appropriate expenses incurred by any employee, officer or director in making a report to the Audit Committee in accordance with this Code will be reimbursed at any time upon request.

      - Full Information. It will be helpful to the Company's investigation of any such suspected violations if your communication is as specific as possible with regard to: (i) the nature of the suspected conduct, (ii) the persons involved or who may have knowledge of it,
            (iii) the dates upon which such suspected activity occurred, (iv) where it allegedly took place, (v) why you believe this conduct to be unethical, irregular or fraudulent and (vi) how such suspected conduct has allegedly occurred or is presently occurring.

      - No Guarantee of Anonymity or Confidentiality. The Company shall always try to maintain the anonymity and confidentiality of the reports and of those furnishing the information. The

            Company cannot, however, guarantee the eventual anonymity or confidentiality of any complaint in the event that an effective investigation requires otherwise.

      - No Retaliation. In no event will any action or retaliation be taken against any employee, officer or director for making a report regarding suspected violations of any law, regulation or this Code, or against any person who testifies, participates in, or otherwise assists in a proceeding filed or about to be filed that relates to any such violation. Employees, officers and directors should immediately report to the Chairman of the Audit Committee, in the manner as set forth above, any irregular situation regarding this issue.

      - Application of this Code; Disciplinary Measures. All reports will be investigated and appropriate actions will be taken. The Company shall continuously enforce this Code through appropriate means of discipline. In instances where the proper and ethical course of action is unclear, employees, officers and directors should seek counsel from their immediate supervisor, personnel manager, facility director or the General Counsel. If necessary, the applicable immediate supervisor, personnel manager, facility director, the General Counsel or the Audit Committee, as appropriate, shall determine whether violations of law or this Code have occurred and, if so, shall determine the measures to be taken against the corresponding person. The disciplinary measures shall include counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions and termination of employment or other association with the Company. The Company's General Counsel and the Audit Committee, as appropriate, shall respond to questions and issues of interpretation of this Code.

      - Changes to or Waivers of this Code. Any change to or waiver of this Code involving a director or the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, may be made only by the Board of Directors or a committee of the Board of Directors and will be promptly disclosed as required by law or the New York Stock Exchange rules.

      - Questions and Comments. If anyone has any questions concerning the ethical propriety of any business dealings or other conduct while at work, or any suggestions to make regarding this Code, they should feel free to consult with their immediate supervisor, personnel manager, facility director, the General Counsel or other officers of the Company.

June 20, 2003

Distribution:     All Directors
                  All Officers
                  All Employees
                  All Personnel & Human Resource Directors
                  All Managers & Supervisors
                  All Sales Representatives
                  All Outside Vendors & Suppliers
                  All Firearms Distributors
                  All Foundry Customers
                  All Providers of Professional Services
                  Company Website

--------------------------------------------------------------------------------
PROXY                                                                    PROXY
                          STURM, RUGER & COMPANY, INC.
                    LACEY PLACE, SOUTHPORT, CONNECTICUT 06890

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2004

      The undersigned hereby appoints William B. Ruger, Jr., Stephen L. Sanetti and Leslie M. Gasper as Proxies, each with the full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the "Company"), held of record by the undersigned on March 5, 2004 at the Annual Meeting of Stockholders to be held on May 4, 2004 or any adjournment or postponement thereof.

      The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the election of all directors and "FOR" Proposal 2. Please sign exactly as name appears on other side of this proxy form.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)
--------------------------------------------------------------------------------

                          STURM, RUGER & COMPANY, INC.
    PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY |X|

[                                                                              ]

A. ELECTION OF DIRECTORS

1. The Board of Directors unanimously recommends a Vote FOR the election of seven Directors:

                             FOR   WITHHOLD                             FOR   WITHHOLD
     William B. Ruger, Jr.   | |     | |      Paul X. Kelley            | |     | |
     Stephen L. Sanetti      | |     | |      John M. Kingsley, Jr.     | |     | |
     Richard T. Cunniff      | |     | |      James E. Service          | |     | |
     Townsend Hornor         | |     | |

B. ISSUES

The Board of Directors unanimously recommends a Vote:

                                                      FOR    AGAINST    ABSTAIN
2.   FOR The approval of the appointment of           | |      | |        | |
     KPMG LLP as the independent auditors
     of the Company for the  2004  fiscal year.

                                                      FOR    AGAINST    ABSTAIN
3.   In their discretion, the Proxies are authorized  | |      | |        | |
     to vote upon such other business as may
     properly come before the meeting.

                                 Dated:__________________________________, 2004
                                 Signature(s):__________________________________
                                              __________________________________


                                        When shares are held by joint tenants,
                                        both should sign. When signing as an
                                        attorney, as executor, administrator,
                                        trustee or guardian, please give your
                                        full title as such. If a corporation,
                                        please sign in full corporate name by
                                        President or other authorized officer.
                                        If a partnership, please sign in
                                        partnership name by authorized person.

--------------------------------------------------------------------------------